As filed with the Securities and Exchange Commission on May 28, 2009

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 28, 2009

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

Bank of America Corporation and its subsidiaries (the Corporation) reports the results of its operations through six business segments: Deposits, Global Card Services, Home Loans & Insurance, Global Banking, Global Markets and Global Wealth & Investment Management, with the remaining operations recorded in All Other. As previously disclosed in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2009, effective January 1, 2009, as a result of the acquisition of Merrill Lynch & Co., Inc., the Corporation changed the basis of presentation from three segments to the above six segments. The former Global Consumer and Small Business Banking now is reflected in three separate business segments: Deposits, Global Card Services and Home Loans & Insurance. In order to better coordinate the Corporation’s consumer payments businesses, the Corporation consolidated its consumer and small business card products into Global Card Services; therefore, debit card has moved from Deposits to Global Card Services. The former Global Corporate and Investment Banking now is divided into Global Banking and Global Markets. Prior period amounts have been reclassified to conform to current period presentation. These changes did not have an impact on the previously reported consolidated results of the Corporation.

This Current Report on Form 8-K is being filed solely to reclassify the historical business segment information in the Annual Report on Form 10-K for the year ended December 31, 2008 (the “Annual Report”). Portions of the following items from the Annual Report reflect the reclassified business segment information:

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations (filed as Exhibit 99.1 and incorporated herein by reference).

•	Part II, Item 8. Financial Statements and Supplementary Data (filed as Exhibit 99.2 and incorporated herein by reference).

The reclassification of historical business segment information in the Annual Report had no impact on the Corporation’s consolidated balance sheets, statements of income, statements of changes in shareholders’ equity or statements of cash flows. Additionally, these Annual Report items do not reflect any financial results subsequent to December 31, 2008.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Craig R. Rosato
Craig R. Rosato
Chief Accounting Officer

Dated: May 28, 2009

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
23	Consent of PricewaterhouseCoopers LLP

99.1	Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.2	Part II, Item 8. Financial Statements and Supplementary Data